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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 14, 1999


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                               autobytel.com inc.
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             (Exact name of registrant as specified in its charter)


                                     0-22239
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                            (Commission File Number)


           Delaware                                              33-0711569
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            18872 MacArthur Boulevard
                            Irvine, California 92612
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             (Address of principal executive offices, with zip code)


                                 (949) 225-4500
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              (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

         On October 15, 1999, autobytel.com inc., a Delaware corporation ("autobytel.com"), announced it entered into a definitive agreement to acquire A.I.N. Corporation, the owner of the CarSmart.com web site. The closing of the acquisition is subject to a number of conditions, including satisfactory audited financial statements of A.I.N. Corporation. A copy of autobytel.com's press release announcing the definitive agreement regarding the acquisition is attached as Exhibit 99.1 and is incorporated by reference herein.

         The press release filed as exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about autobytel.com's business and the pending acquisition contained in the press release are "forward-looking" rather than "historic."

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS

              99.1 Press Release dated October 15, 1999 regarding the definitive agreement to acquire A.I.N. Corporation.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          autobytel.com inc.

Date: October 15, 1999                    By: /s/ ARIEL AMIR
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                                              Ariel Amir
                                              Vice President and General Counsel


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                                INDEX TO EXHIBITS

Exhibit Number                      Description
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    99.1           Press Release dated October 15, 1999 regarding the
                   definitive agreement to acquire A.I.N. Corporation